SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C.  20549
                    --------------------
                         FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)  January 24, 1996

                    FORD MOTOR CREDIT COMPANY
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE           1-6368            38-1612444
------------------------   ----------------------- -------------
(State or other juris-     (Commission File Number) (IRS Employer
diction of incorporation)                          Identification
                                                        No.)


  THE AMERICAN ROAD, DEARBORN, MICHIGAN                48121
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   313-322-3000

ITEM 5.  OTHER EVENTS

          Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 33-55237. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 4l5 under the Securities Act of 1933. The Company has created a series of Debt Securities for issuance under an Indenture dated as of August 1, 1994, between the Company and First Union National Bank (formerly First Fidelity Bank, National Association) (the "Indenture") in the aggregate principal amount of $500,000,000. Such series has been designated as the Company's 5 3/4% Notes due January 25, 2001 (the "Notes"). The entire issue of the Notes will be represented by three Global Securities, two each in the aggregate principal amount of $200,000,000 and one in the aggregate principal amount of $100,000,000 (the "Global Securities") except that in certain circumstances as provided in such Indenture, the Global Securities will be exchanged for Notes in definitive form (the "Definitive Notes"). Copies of the form of specimen Global Security and form of Definitive Note are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                              EXHIBITS

DESIGNATION             DESCRIPTION              METHOD OF FILING
-----------             -----------              ----------------

Exhibit 4.1     Form of specimen Global Security     Filed with
                relating to Ford Motor Credit        this Report.
                Company's 5 3/4% Notes due
                January 25, 2001.

Exhibit 4.2     Form of Definitive Note relating     Filed with
                to Ford Motor Credit Company's       this Report.
                5 3/4% Notes due January 25, 2001.

                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FORD MOTOR CREDIT COMPANY
                                         (Registrant)

Date:  January 24, 1996             By: /s/ R. P. Conrad
                                   ------------------------
                                    R. P. Conrad
                                    Assistant Secretary

                           EXHIBIT INDEX


DESIGNATION             DESCRIPTION
-----------             -----------
Exhibit 4.1     Form of specimen Global Security
                relating to Ford Motor Credit
                Company's 5 3/4% Notes due
                January 25, 2001.

Exhibit 4.2     Form of Definitive Note relating
                to Ford Motor Credit Company's
                5 3/4% Notes due January 25, 2001.